Maiden Holdings

May 2012 Investor Presentation

MAIDEN HOLDINGS, LTD.

Forward Looking Statements

This presentation contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

Overview

- Differentiated specialty reinsurer
  - Focus on non-catastrophe working layer financial needs of targeted US and European regional and specialty insurers
  - Low volatility and predictable business model
  - Modeled 1-in-250 catastrophic exposure managed to < annual net income (more cat oriented reinsurers' PMLs are double digit % of equity)
- Specialized, highly efficient, scalable operating platform
- Disciplined long-term relationship oriented market specialist
- Bermuda domiciled
  - Operations in Bermuda, U.S. and Europe
- Established June 2007
  - Management has successful 28 year track record leading GMAC Reinsurance operations

Book Value per Share Growth Driven by Solid Risk Adjusted Returns



8.2%
11.6%
11.2%
10.2%
9.2%
9.9%
$ 9.02
$ 8.70
$ 9.62
$ 10.40
$ 10.64
$ 11.22
2007
2008
2009
2010
2011
1Q12
Book value per share
Annualized Operating ROE*

2011 Net Premiums Written by Segment



Total NPW = $1,723.5m
Diversified Reinsurance 46%
AmTrust 39%
ACAC 15%

(*)Please see the non-GAAP reconciliation in the appendix of this presentation for additional important information.

MAIDEN HOLDINGS, LTD.

Unique Business Model

- Dedicated to predictable and stable operating performance
  - Focus on traditional, lower volatility lines of business
  - Target non-catastrophe client needs
- Targeted customer focus
  - Long-term relationships with targeted regional and specialty P&C insurers
  - Strategic multi-year quota share relationships with specialty insurer AmTrust and personal lines underwriter ACAC, which provides substantial earnings stability
  - Provide customized reinsurance products and ancillary services
  - Unique collateral trust provides exceptional security
- Efficient highly specialized operating platform
  - Lower volatility risk profile allows for more efficient capital utilization
  - Emphasis on significant relationships with clients
  - 1Q12 general and administrative expense ratio of 3.1% excluding non-recurring items

Lower Volatility and Consistently Profitable Underwriting



Combined Ratio
4Q07 to 1Q12
CR
160%
140%
120%
100%
80%
60%
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Maiden
Bermuda P&C Companies

2011 Catastrophic Losses as a % of YE 2010 Total Equity



20%
15%
10%
5%
0%
1.3%
16.9%
Maiden
Bermuda P&C Companies

2011 SG&A Expense Ratio



20%
15%
10%
5%
0%
3.5%
14.4%
Maiden
Bermuda P&C Companies

Bermuda P&C Companies include Aspen, Alterra, Arch, Axis, Awac, Endurance, Flagstone, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL
Source: SNL and Company Financials

Available Levers to Strengthen ROE

1. Improve underwriting returns
   - Continued underwriting discipline and catastrophe exposure management
   - One point lower on the combined ratio can benefit operating ROE by between 1.5 to 2 percentage points
2. Recovery of investment yields and full deployment of investable cash
   - Near-term interest rate environment dampening returns
   - Maintain conservative risk profile of investment portfolio
3. Eventual refinancing of 14% junior subordinated debt associated with 2009 Trust Preferred Offering

Components of Return on Equity*



1Q12
20%
15%
10%
5%
0%
6.2%
9.5%
-3.9%
-1.4%
-0.3%
9.9%
Underwriting income
Investment income
Debt service costs
Other expenses
Income tax
Operating ROAE
2011
20%
15%
10%
5%
0%
5.7%
9.9%
-4.5%
-1.8%
-0.1%
9.2%
Underwriting income
Investment income
Debt service costs
Other expenses
Income tax
Operating ROAE

Bermuda P&C** average 2011 operating ROAE was -4.1% with GAAP combined ratios averaging 116%; the average operating ROAE for 1Q 2012 was 10.7% with GAAP combined ratios averaging 84.3%

(*)Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information
(**) Bermuda P&C Companies include Aspen, Alterra, Arch, Axis, Awac, Endurance, Flagstone, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL
Source: SNL and Company Financials

1Q12 Operating Highlights

- Book Value per Share of $11.22, up 5.5% versus year-end 2011
- Annualized operating return on equity[1] of 9.9% compared to 10.6% in the first quarter last year
- Net operating earnings [1] of $19.4 million, or $0.27 per diluted share compared with $19.8 million, or $0.27 per diluted share in the first quarter of 2011
- Total investments increased 8.9% in the first quarter of 2012 to $2.2 billion
- Net premiums written increased 31.4% to $590.8 million versus the same period last year
- Combined ratio of 97.9% versus 97.0% in the first quarter of 2011
- 30-Year, 8% Senior Notes Offering of $100 million closed on March 27, 2012

(1) Please see the non-GAAP reconciliation table at the end of this presentation for additional important information.

Summary Balance Sheet

	2008	2009	2010 ($ in millions)	2011	Q1 2012
Invested Assets					
Investments	$ 1,125.2	$ 1,667.2	$ 1,880.3	$ 2,022.9	$ 2,202.0
Cash & Cash Equivalents	541.2	252.3	185.9	303.0	273.8
Loan to Related Party	168.0	168.0	168.0	168.0	168.0
Total Invested Assets	1,834.4	2,087.5	2,234.2	2,493.9	2,643.8
Net Reinsurance Receivable	71.9	211.3	226.3	382.7	508.6
Deferred Acquisition Costs	104.5	173.0	203.6	248.4	277.5
Other Assets	117.8	164.3	318.5	229.4	238.5
Total Assets	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,354.4**	**$ 3,668.4**
Loss and LAE Reserve	$ 897.7	$ 1,002.7	$ 1,226.8	$ 1,398.4	$ 1,460.6
Unearned Premiums	444.5	583.5	657.6	832.0	994.7
Senior Notes	-	-	-	107.5	207.5
Trust Preferred Securities	-	215.1	215.2	126.3	126.3
Other Liabilities	276.6	158.3	132.5	121.2	68.5
Total Liabilities	**1,618.8**	**1,959.6**	**2,232.1**	**2,585.4**	**2,857.6**
Equity	**509.8**	**676.5**	**750.5**	**769.0**	**810.8**
Total Liabilities & Equity	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,354.4**	**$ 3,668.4**
Book Value per Basic Share	**$ 8.70**	**$ 9.62**	**$ 10.40**	**$ 10.64**	**$ 11.22**
Growth in Total Invested Assets	**186.8%**	**13.8%**	**7.0%**	**11.6%**	**6.0%**
Ratio of Total Invested Assets to Equity	**359.8%**	**308.6%**	**297.7%**	**324.3%**	**326.1%**

MAIDEN HOLDINGS, LTD.

Income Statement Highlights

	2008	2009	2010	2011	Q1 2012
			($ in millions)		
Net Premium Written	**$ 727.4**	**$ 1,030.4**	**$ 1,227.8**	**$ 1,723.5**	**$ 590.8**
Net Earned Premium	420.1	919.9	1,169.8	1,552.4	438.5
Net Investment Income	37.2	62.9	71.6	74.9	18.4
Interest and Amortization Expense	-	34.4	36.5	34.1	7.7
Net Income*	**$ 18.8**	**$ 61.1**	**$ 69.9**	**$ 28.5**	**$ 20.4**
Operating Earnings **	**$ 60.6**	**$ 66.2**	**$ 72.7**	**$ 69.6**	**$ 19.4**
Operating EPS **	**$ 1.02**	**$ 0.95**	**$ 1.02**	**$ 0.96**	**$ 0.27**
Operating ROE **	**11.6%**	**11.2%**	**10.2%**	**9.2%**	**9.9%**
Loss Ratio	62.8%	66.2%	64.6%	66.6%	65.0%
Expense Ratio	32.0%	29.7%	32.3%	31.5%	32.9%
Combined Ratio	94.8%	95.9%	96.9%	98.1%	97.9%

** 2011 includes $35.4 million in charges related to Senior Note Offering which consist of $20.3 million of accelerated amortization of discount on junior subordinated debt and $15.1 million charge related to repurchase of junior subordinated debt. 2011 also Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S thunderstorm and tornado activity in 2Q11.*

*** Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. Operating ROE is annualized.*

Maiden Maintains a Conservative Investment Portfolio

- Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 1Q12 to date is 3.17%; overall 1Q12 portfolio yield (excluding cash equivalents) is 3.86%
- March 31, 2012 average fixed maturity duration of 3.22 years compared to 2.78 years as of December 31, 2011
- Profitable growth & positive cash flow has expanded invested assets that will enhance earnings

Investments Composition[1]


U.S. Treasury 2%
Municipal 3%
Other 3%
Corporate 41%
U.S. Agency 51%

Total: $2.2bn

Strong Credit Quality of Investments[1]


AAA 6%
BBB 16%
U.S. Treasury 2%
AA 7%
Below Investment Grade 1%
A 17%
U.S. Agency 51%

Total: $2.2bn

(1) As of March 31, 2012

MAIDEN HOLDINGS, LTD.

Positioned to Deliver Shareholder Value

- Competitive advantages position Maiden well despite challenging environment
  - Customer-centric differentiated model
  - Strong client longevity tied to value added relationships
  - Multi-year strategic quota-share relationships enhance revenue/profit stability
  - Low G&A expense levels
  - Maiden Collateral Trust
  - Proven track record
  - Disciplined approach to underwriting and pricing

Demand Expected to Grow in Regional and Specialty Company Target Market

Appendix

- Non-GAAP Financial Measures
- Non-GAAP Financial Measures – Reconciliation
- Operating Targets
- 2011 Premium Growth
- Growing Capital to Support the Business

Non-GAAP Financial Measures

- In presenting the Company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
- *Operating Earnings and Operating Earnings per Share:* In addition to presenting net income determined in accordance with GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable, realized investment gains or losses, foreign exchange gain or loss, the amortization of intangible assets and non-cash deferred tax expenses. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. In 2011, as a result of the Senior Notes Offering, we exclude the junior subordinated debt repurchase expense and the accelerated amortization of junior subordinated debt discount and issuance costs, as both are non-recurring. We exclude net realized investment gains or losses and foreign exchange gain or loss as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations.
- *Operating Return on Equity ("Operating ROE"):* Management uses operating return on average shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using operating earnings available to common shareholders (realized gains or losses on investments, foreign exchange gains and losses, and amortization of intangible assets) divided by average common shareholders' equity. In calculating and presenting Operating ROE, amounts for 2011 are annualized as follows: the operating earnings for the period as defined above is multiplied by the number of such periods in a calendar year in order to arrive at annualized operating earnings. Management has set as a target a long-term average of 15% Operating ROE, which management believes provides an attractive return to shareholders for the risk assumed.
- See the following slide for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliation

	2008	2009	2010	2011	Q1 2012
			($ in millions)		
Net income	$ 18.8	$ 61.1	$ 69.9	$ 28.5	$ 20.4
Add (subtract):					
Net realized investment (gains) losses	37.5	(0.3)	(6.6)	(0.5)	(1.3)
Foreign exchange and other losses (gains)	1.4	(2.5)	0.6	(0.3)	(1.0)
Amortization of intangibles	1.3	6.6	5.8	5.0	1.1
Junior subordinated debt repurchase expense	-	-	-	15.1	-
Accelerated amortization of subordinated debt discouny and issuance cos	-	-	-	20.3	-
Non-recurring general and administrative expenses relating to IIS Acquisition (2010) and GMAC Acquisition (2008)	1.6	-	1.8	0.2	-
Non-cash deferred tax expense	-	1.3	1.2	1.3	0.2
Operating earnings	**$ 60.6**	**$ 66.2**	**$ 72.7**	**$ 69.6**	**$ 19.4**
Operating earnings per common share:					
Basic operating earnings per share	$ 1.02	$ 0.95	$ 1.03	$ 0.97	$ 0.27
Diluted operating eanings per share	$ 1.02	$ 0.95	$ 1.02	$ 0.96	$ 0.27

NOTE - Please see the definition of non-GAAP financial measures on the previous slide for additional important information.

Operating Targets

Targeted Operating Metrics	1Q12 Results
• Medium-term ROE ≥ 15%	× 9.9% Operating ROE
• Combined ratio ≤ 96%	× Combined ratio 97.9%
• G&A expense ratio < 4%	✓ G&A expense ratio 3.1%
• NPW CAGR of 10%+	✓ NPW up 31%
• Core regional insurer client retention rate of ≥ 85%	✓ Core regional insurer client retention rate of 97% (2011)
• Modeled exposure to a one-in-250 cat event < annual net income	✓ Modeled exposure to a one-in-250 cat event less than half of expected net income

Operating Targets More Achievable as Investment Environment Becomes More Favorable and Underwriting Rates Improve

Appendix

Strong Revenue Growth

Enhanced Diversification in Less Capital Intensive Lines

2011 NPW $1,723.5 Million


A&H* 2%
Commercial Multi-Peril 4%
Personal Auto 30%
Homeowners 3%
Fire, Allied Lines & Inland Marine 5%
Other Lines 3%
Workers Comp 18%
European Hospital Liability 6%
Warranty 6%
Commercial Auto 11%
Other Liability 12%

2010 vs. 2011 NPW Growth by Line


(In $ millions)
Commercial Auto
Personal Auto
Auto $38.5 $159.4 $197.9
European Hospital Liability $95.3
Other Liability $68.6
Workers' Compensation $58.7
Fire, Allied Lines and Inland Marine $39.2
Homeowners' $14.9
Commercial Multi-Peril $10.9
Warranty $10.5
Other Lines $1.3
Accident & Health $(1.1)

(*) A&H = Accident and Health

European Hospital Liability incepted 2Q11. NPW $95.3 million for 2011 versus zero in 2010.

Growing Capital to Support the Business

- Focus of business on less capital intensive lines
  - "Not all premium is created equal"
  - Lower capital charges for pro-rata business (85% of NPW) and lower layer working excess lines
  - Loss limiting features enhance stability
  - Capital intensive high excess liability and catastrophe NOT the focus
- Conservative Investment Portfolio
  - Highly rated fixed income portfolio
  - Investable assets growing as premium earns
  - No "alternative investments"
- Efficient Capital Utilization
  - Capital requirements more similar to Insurers than "typical" Bermuda Reinsurers
  - Increased diversification of business
- Significant capital position and strong operating cash flow from business


(In $ millions) Growing Equity[1] & Statutory Capital[2]
$ 677
$ 855
$ 750
$ 961
$ 769
$ 998
$ 811
$ 1,134
2009
2010
2011
1Q12
GAAP Maiden Equity
Statutory Capital


Stable Underwriting Results Support Capital Efficiency
(In $ millions)
$ 1,030.4
95.9%
$ 1,227.8
96.9%
$ 1,723.5
98.1%
2009
2010
2011
NPW
Combined Ratio

[1] Total Equity includes non-controlling interest in subsidiaries
[2] Includes statutory capital of Maiden Insurance Company Ltd. as defined by Bermuda Monetary Authority and of Maiden Reinsurance Company and Maiden Specialty Insurance Company in accordance with U.S. statutory accounting practices ("SAP").

MAIDEN HOLDINGS, LTD.